PFM MULTI-MANAGER SERIES TRUST
(the “Trust”)

Supplement dated March 12, 2026 to
the Trust’s Summary Prospectus, Prospectus,
and Statement of Additional Information
each dated January 28, 2026, for the
First American Multi-Manager Domestic Equity Fund
First American Multi-Manager Fixed-Income Fund
First American Multi-Manager International Equity Fund

This supplement provides new and additional information to the Summary Prospectus, Prospectus, and Statement of Additional Information, each dated January 28, 2026, as supplemented, for the First American Multi-Manager Domestic Equity Fund (Domestic Equity Fund), the First American Multi-Manager Fixed-Income Fund (Fixed-Income Fund) and the First American Multi-Manager International Equity Fund (International Equity Fund) (each, a Fund), as applicable. You can find the Summary Prospectus, Prospectus, and the Funds’ Statement of Additional Information, as well as other information about each Fund, for the Domestic Equity Fund at https://www.firstamericanfunds.com/index/InvestmentSolutions/MMSTFunds/DomesticEquity.html, for the International Equity Fund at https://www.firstamericanfunds.com/index/InvestmentSolutions/MMSTFunds/InternationalEquity.html, and for the Fixed-Income Fund at https://www.firstamericanfunds.com/index/InvestmentSolutions/MMSTFunds/FixedIncome.html. You may also obtain this information at no charge by calling 1-800-527-5412.

On March 1, 2026, the Board of Trustees of the Trust approved a change to the investment strategy for the sleeve of the International Equity Fund that is managed by WCM Investment Management, LLC (WCM) from “Focused International Growth” to “Focused International Equity.” In connection with this strategy change, Messrs. Sanjay Ayer, Paul R. Black, Michael B. Trigg and Jon Trinagale will no longer serve as the portfolio managers for the sleeve of the International Equity Fund managed by WCM, and Messrs. Andrew Weichert, Drew French and Rob Quirk of WCM will be added as new portfolio managers for the Fund.

The table under the heading entitled “Sub-Advisers” beginning on page 43 of the Prospectus is hereby revised to replace the strategy for WCM listed under the “Strategy” column heading with “Focused International Equity.”

The list of the International Equity Fund’s Portfolio Managers for WCM under the heading “Management” beginning on page 9 of the Summary Prospectus and page 17 of the Prospectus is hereby revised to read as follows:

Sub-Adviser	Portfolio Managers	Managed the International Equity Fund Since:

WCM Investment Management, LLC	Andrew Wiechert, Portfolio Manager	2026
	Drew French, Portfolio Manager	2026
	Rob Quirk, CFA, Portfolio Manager	2026

The list of the International Equity Fund’s Portfolio Managers for WCM under the heading “Portfolio Managers” and sub-heading “First American Multi-Manager International Equity Fund Portfolio Managers,” beginning on page 44 of the Prospectus is hereby revised to read as follows:

WCM Investment Management, LLC (WCM)
The portfolio management team is comprised of Andrew Wiechert, Drew French, and Rob Quirk, who have been jointly and primarily responsible for the day-to-day management of the Fund.

Andrew Wiechert joined WCM in 2007; his primary responsibilities are portfolio management and equity research for the firm’s global equity strategies. Since the start of his investment career in 2006, Mr. Weichert’s experience includes a position at BNY Mellon Wealth Management. Andrew earned his B.S. in Economics and Management Science from the University of California, San Diego, where he graduated with honors.

Drew French joined WCM in 2013; his primary responsibilities are portfolio management and equity research. Mr. French’s investment career began in 2013 at WCM Investment Management, first as a Portfolio Associate, and later as Marketing & Communications Manager. Drew earned his B.A. in Communication from the University of California, San Diego.

Rob Quirk joined WCM in 2018; his primary responsibilities are portfolio management and equity research for the firm’s global equity strategies. Since he began his investment career in 2008, Mr. Quirk’s experience includes positions as Equity Research Analyst at Thornburg Investment Management in Santa Fe, NM, and as an associate in Thornburg’s Sales / Marketing Group. He earned his B.B.A. in Finance from Southern Methodist University (Texas). Mr. Quirk is a CFA® Charterholder.

The table of the International Equity Fund’s Portfolio Managers for WCM under the heading “Other Accounts Managed by the Portfolio Managers” and the sub-heading “WCM Investment Management, LLC (International Equity Fund)” beginning on page 72 of the SAI is hereby replaced with the following:

WCM Investment Management, LLC (International Equity Fund)

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Andrew Wiechert	1	$97.21	1	$9.86	24	$1,259.61
Drew French	1	$97.21	1	$9.86	24	$1,259.61
Rob Quirk	1	$97.21	1	$9.86	24	$1,259.61

On February 23, 2026, the Trust, on behalf of each of the Funds, and U.S. Bank N.A. entered into a Securities Lending Agreement. As a result, the following disclosure is added under the heading “Additional Investments and Risk” beginning on page 4 of the SAI:

LENDING OF PORTFOLIO SECURITIES. In order to generate additional income, each of the Funds may lend portfolio securities to broker-dealers, banks or other institutional borrowers of securities. As with other extensions of credit, there may be risks of delay in recovery of the securities should the borrower of the securities fail financially. In these loan arrangements, the Funds will receive collateral in the form of cash or securities issued by or guaranteed by the U.S. Government or its agencies equal to at least 102% of the value of the securities loaned at the inception of each loan. Collateral is marked to market daily. When a Fund lends portfolio securities, it continues to be entitled to the income payable on the loaned securities by way of substitute payment and, in addition, receives securities lending income from the reinvestment of cash collateral, adjusted to reflect any fees or other payments to and from borrowers of securities.

U.S. Bank N.A. acts as securities lending agent for the Funds and receives compensation for such services, subject to compliance with conditions contained in an SEC exemptive order permitting U.S. Bank N.A. to provide such services and receive such compensation. U.S. Bank N.A. receives fees equal to a percentage of each Fund’s net income from securities lending transactions. USBAM may also receive separate fees in connection with the investment of securities lending cash collateral in certain affiliated cash collateral investment vehicles managed or advised by USBAM. This may create potential conflicts of interest, including: (i) U.S. Bank N.A. as securities lending agent may have an incentive to increase or decrease the amount of securities on loan, lend particular securities, delay or forgo calling securities on loans, or lend securities to less creditworthy borrowers, in order to generate additional fees for U.S. Bank N.A. and its affiliates; and (ii) U.S. Bank N.A. as securities lending agent may have an incentive to allocate loans to clients that would provide more fees to U.S. Bank N.A. To safeguard against these potential conflicts of interest, the Board of Trustees has adopted procedures designed to ensure that the fee arrangement and the other terms governing the relationship between each Fund and U.S. Bank N.A., acting as securities lending agent for the Fund, are fair.

The entry in the table of Trustees and Officers under the heading “Management of the Trust” starting on page 58 of the SAI for “Other Directorships Held by Trustee” for Carmen A. Heredia- Lopez hereby adds the following:
Board Member, Northwestern University Foundation (2025–Present).

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Please keep this supplement with your Summary Prospectus,
Prospectus, and Statement of Additional Information for future reference.
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